Exploration and Evaluation Assets	12 Months Ended
Dec. 31, 2021
Exploration For And Evaluation Of Mineral Resources [Abstract]
Exploration and Evaluation Assets	Exploration and Evaluation Assets

	Exploration and Production			Oil Sands Mining and Upgrading	Total
	North America	North Sea	Offshore Africa
Cost
At December 31, 2019	$2,258	$—	$69	$252	$2,579
Additions/Acquisitions	40	—	15	—	55
Transfers to property, plant and equipment	(194)	—	—	—	(194)
Derecognitions and other	(3)	—	—	—	(3)
Foreign exchange adjustments	—	—	(1)	—	(1)
At December 31, 2020	2,101	—	83	252	2,436
Additions/Acquisitions	30	—	8	—	38
Transfers to property, plant and equipment	(73)	—	—	(150)	(223)
Derecognitions and other	(1)	—	—	—	(1)
At December 31, 2021	$2,057	$—	$91	$102	$2,250
On December 17, 2021, the Company completed the acquisition of all the issued and outstanding common shares of Storm Resources Ltd. ("Storm") for total cash consideration of $771 million, including $13 million of exploration and evaluation assets (note 7).
During 2020, the Company completed the acquisition of all the issued and outstanding shares of Painted Pony Energy Ltd. ("Painted Pony") for total cash consideration of $111 million, including $15 million of exploration and evaluation assets (note 7).
During 2019, the Company completed the acquisition of substantially all the assets of Devon Canada Corporation ("Devon") including thermal in situ and heavy crude oil assets, for total cash consideration of $3,412 million, including $91 million of exploration and evaluation assets (note 7).